SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report: June 26, 1996

                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

VIRGINIA                   0-23954                   54-1589139
(State of                  (Commission               (IRS Employer
Incorporation)             File Number)              Identification No.)

306 East Main Street
Richmond, Virginia                 23219
(Address of principal              (Zip Code)
 executive offices)

              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                  Page No.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

                  a.      Independent Auditor's Report
                              (Lexington Towers Apartments)

                       Historical Statement of Income
                            and Direct Operating Expenses
                            (Lexington Towers Apartments)

                         Note to Historical Statement of
                            Income and Direct Operating
                            Expenses (Lexington Towers
                            Apartments)

                  b.       Independent Auditor's Report
                              (Oak Park Apartments)

                       Historical Statement of Income and
                            Direct Operating Expenses
                              (Oak Park Apartments)

                         Note to Historical Statement of
                            Income and Direct Operating
                            Expenses (Oak Park Apartments)

                  e.       Independent Auditors' Report
                            (Hampton Glen Apartments)

                       Historical Statement of Income and
                            Direct Operating Expenses
                            (Hampton Glen Apartments)

                       Note to Historical Statement of
                           Income and Direct Operating
                           Expenses (Hampton Glen Apartments)

                  f.   Pro Forma Statement of Operations for
                           the Six Months ended June 30, 1996
                           (unaudited)

                       Pro Forma Balance Sheet as of
                           June 30, 1996 (unaudited)

                       Pro Forma Statement of Operations
                           for the Year ended December 31, 1995
                           (unaudited)

                  g.   Exhibits

                       23.1  Consent of Independent Auditors

                       23.2  Consent of Independent Auditors

                       23.5  Consent of Independent Auditors

         The Company hereby amends and restates Item 7.a., 7.b., 7.e. and 7.f. of its Current Report on Form 8-K dated June 26, 1996 as follows:

                                Item 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Lexington Tower Apartments located in Richmond, Virginia for the year ended December 31, 1995. This statement is the responsibility of the management of Lexington Tower Apartments. Our responsibility is to express an opinion on this statement based on our audit.



        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Lexington Tower Apartments (as defined above) for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                       /s/  L.P. MARTIN & CO., P.C.



Richmond, Virginia
June 21, 1996

                           LEXINGTON TOWER APARTMENTS


         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                          YEAR ENDED DECEMBER 31, 1995



INCOME

	Rental and Other Income					$ 690,473
                                                               -----------


DIRECT OPERATING EXPENSES

	Administrative and Other				  82,341

	Insurance					 	  20,244

	Repairs and Maintenance					 195,638

	Taxes, Property					     	  61,928

	Utilities					         124,494
                                                               ---------


	TOTAL DIRECT OPERATING EXPENSES				 484,645
                                                               ----------


            Operating income exclusive of items not
            comparable to the proposed future operations
            of the property				     $  205,828
                                                             ==========

See accompanying note to the financial statement.

                           LEXINGTON TOWER APARTMENTS
         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                          YEAR ENDED DECEMBER 31, 1995


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Lexington Tower Apartments is a 197 unit high rise apartment complex with attached parking located in Richmond, Virginia. Living space totals 107,322 square feet.



The assets comprising the property are owned by Lexington Tower Associates during the financial statement period. Cornerstone Realty Income Trust, Inc. has a contract to purchase the property and is scheduled to close in June, 1996.



In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees, accounting fees and management fees.

                                ITEM 7.b.

                       [L.P. Martin & Company Letterhead]


                          INDEPENDENT AUDITORS' REPORT





The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Oak Park Apartments located in Augusta, Georgia for the twelve month period ended June 30, 1996. This statement is the responsibility of the management of Oak Park Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Oak Park Apartments (as defined above) for the twelve month period ended June 30, 1996, in conformity with generally accepted accounting principles.


                                       /s/ L.P. Martin & Co., P.C.
                                       -------------------------------
                                       L.P. Martin & Co., P.C.

Richmond, Virginia
October 23, 1996

                              OAK PARK APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JUNE 30, 1996


INCOME
------
   Rental and Other Income                                $2,076,569
                                                         -----------

DIRECT OPERATING EXPENSES
-------------------------
   Administrative and Other                                  191,935
   Insurance                                                  23,433
   Repairs and Maintenance                                   443,226
   Taxes, Property                                            74,950
   Utilities                                                 204,822
                                                          ----------

         TOTAL DIRECT OPERATING EXPENSES                     938,366
                                                           ---------
         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                  $1,138,203
                                                         ===========

See accompanying note to the financial statement.

                              OAK PARK APARTMENTS


         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JUNE 30, 1996



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

Oak Park Apartments is a 456 unit garden style apartment complex located on 9.57 acres in Augusta, Georgia. Living space totals 397,619 square feet.

The assets comprising the property were owned by Palms Associates, Inc. during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property in July, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal fees, accounting fees and management fees.

                                   ITEM 7.e.




                       [L.P. Martin & Company Letterhead]


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Hampton Glen Apartments located in Glen Allen, Virginia for the twelve month period ended July 31, 1996. This statement is the responsibility of the management of Hampton Glen Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Hampton Glen Apartments (as defined above) for the twelve month period ended July 31, 1996, in conformity with generally accepted accounting principles.



                                      /s/ L.P. Martin & Co., P.C.
                                      ------------------------------
                                         L.P. Martin & Co., P.C.

Richmond, Virginia
October 17, 1996

                              HAMPTON GLEN APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTHS ENDED JULY 31, 1996


INCOME
------
   Rental and Other Income                                $1,663,279
                                                         -----------

DIRECT OPERATING EXPENSES
-------------------------
   Administrative and Other                                  171,413
   Insurance                                                  17,729
   Repairs and Maintenance                                   223,594
   Taxes, Property                                            89,304
   Utilities                                                  97,514
                                                          ----------

         TOTAL DIRECT OPERATING EXPENSES                     599,554
                                                           ---------
         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                  $1,063,725
                                                         ===========

                              HAMPTON GLEN APARTMENTS


         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTHS ENDED JULY 31, 1996



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

Hampton Glen Apartments is a 232 unit residential garden style complex located on 16.018 acres in Glen Allen, Virginia. Living space totals 182,824 square feet.

The assets comprising the property were owned by Pacific Mutual Life Insurance Company during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property in September, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, management fees, legal fees and interest expense.

                                   ITEM 7.f.


Pro Forma Statement of Operations for the six months ended June 30, 1996 (unaudited)
The accompanying unaudited Pro Forma Statement of Operations for the six months ended June 30, 1996 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1996, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.



                                        Historical     Meadows      West Eagle   Ashley Park  Arbor Trace  Longmeadow
                                       Statement of   Pro Forma     Pro Forma     Pro Forma    Pro Forma     Pro Forma
                                        Operations   Adjustments   Adjustments   Adjustments  Adjustments   Adjustments
                                        -----------------------------------------------------------------------------------
Date of Acquisitions                             -       1/31/96        3/1/96       3/1/96        3/1/96        4/1/96

Revenues from rental properties         $15,219,575       $90,006      $127,302     $284,403      $138,795       186,114
Rental expenses:
         Utilities                        1,371,187         7,903         7,327       16,769        14,849         9,440
         Repairs and maintenance          1,697,353        14,553        22,819       39,027        19,702        25,542
         Taxes and insurance              1,391,073         5,273         9,776       27,496        10,819        14,262
         Property management                801,236         -             -            -             -           -
         Advertising                        389,585         1,484         3,066        3,213         3,215         5,455
         General and administrative         476,357         -             -            -             -             -
         Amortization                        15,282         -             -            -             -             -
         Depreciation of rental property  2,704,072         -             -            -             -             -
         Other                            1,300,231         4,452         9,198       18,542         9,645        16,367
                                         ----------------------------------------------------------------------------------
                                         10,146,376        33,665        52,186      105,047        58,230        71,066

Income before interest income (expense)   5,073,199        56,341        75,116      179,356        80,565       115,048
Interest income                             191,213         -             -            -             -             -
Interest expense                           (343,089)        -             -            -             -             -
                                          ---------------------------------------------------------------------------------
Net Income                               $4,921,323       $56,341       $75,116     $179,356       $80,565      $115,048

Net income per share                          $0.32
                                              -----
Wgt. avg. number of shares outstanding   15,435,615
                                         ----------

                                       Trophy Chase     Beacon Hill      Summerwalk   Willow Creek  Meadowcreek    Lexington
                                        Pro Forma        Pro Forma       Pro Forma      Pro Forma    Pro Forma     Pro Forma
                                       Adjustments      Adjustments     Adjustments    Adjustments  Adjustments   Adjustments
                                       ----------------------------------------------------------------------------------------
Date of Acquisitions                        4/1/96          5/1/96           5/1/96        5/1/96       5/31/96       6/26/96

Revenues from rental properties              217,183          684,622         297,115      418,247       671,043       345,237
Rental expenses:
         Utilities                            21,899           48,373          23,038       30,473        32,330        62,247
         Repairs and maintenance              39,180           68,173          59,973       68,918        90,083        97,819
         Taxes and insurance                  13,830           58,443          15,663       38,620        50,931        41,086
         Property management                     -                -               -              -            -             -
         Advertising                           5,819           12,974           7,559       10,041        12,198        10,293
         General and administrative              -                -               -              -            -             -
         Amortization                            -                -               -              -            -             -
         Depreciation of rental property         -                -               -              -            -             -
         Other                                17,458           38,922          22,676       30,122        36,593        30,878
                                       ----------------------------------------------------------------------------------------
                                              98,186          226,885         128,909      178,174       222,135       242,323

Income before interest income (expense)      118,997          457,737         168,206      240,073       448,908       102,914
Interest income                                  -                -               -            -             -             -
Interest expense                                 -                -               -            -             -             -
                                       ----------------------------------------------------------------------------------------
Net Income                                  $118,997         $457,737        $168,206     $240,073      $448,908      $102,914

Net income per share

Wgt. avg. number of shares outstanding



                                           Oak Park    Paces Glen  Doctors Park  Hampton Glen        1996
                                           Pro Forma    Pro Forma    Pro Forma     Pro Forma      Pro Forma         Total
                                          Adjustments  Adjustments  Adjustments   Adjustments    Adjustments      Pro Forma
                                        ---------------------------------------------------------------------------------------
Date of Acquisitions                         7/1/96       7/19/96      8/1/96        8/1/96               -               -

Revenues from rental properties         $    1,038,285      580,282      436,897        831,640           -          21,566,746
Rental expenses:
         Utilities                             102,411       36,056       22,244         48,757           -           1,855,303
         Repairs and maintenance               221,613       85,006      105,425        111,797           -           2,766,983
         Taxes and insurance                    49,192       43,232       40,425         53,517           -           1,863,638
         Property management                       -            -            -             -          351,646         1,152,882
         Advertising                            23,992       13,687        8,143         21,427           -             532,151
         General and administrative                -            -            -             -           93,532           569,889
         Amortization                              -            -            -             -              -              15,282
         Depreciation of rental property           -            -            -             -        1,231,020         3,935,092
         Other                                  71,976       41,060       24,429         64,280           -           1,736,829
                                         --------------------------------------------------------------------------------------
                                               469,184      219,041      200,666        299,778     1,676,198        14,428,049

Income before interest income (expense)        569,101      361,241      236,231        531,862    (1,676,198)        7,138,697
Interest income                                    -            -            -              -             -             191,213
Interest expense                                   -            -            -              -        (179,028)         (522,117)
                                         ---------------------------------------------------------------------------------------
Net Income                                    $569,101     $361,241     $236,231       $531,862   $(1,855,226)        6,807,793

Net income per share                                                                                                      $0.29
                                                                                                                           ----
Wgt. avg. number of shares outstanding                                                                               23,078,666
                                                                                                                     ----------


The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $97,473,448, a 27.5 year life a the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the properties. The Company financed part of the purchase price of certain acquisitions with short term borrowings, which were subsequently retired with proceeds of the Company's on-going best efforts offering within approximately 60 days of acquisition. The Company executed a $5,500,000 unsecured note in conjunction with the purchase of Lexington Towers. The payment terms were more favorable than the line of credit. The principal balance is due on January 1, 1999 and is prepayable at any time. The pro forma weighted average number of shares includes the number of shares necessary to provide proceeds adequate to finance the purchase price.

Pro Forma Balance Sheet as of June 30, 1996 (unaudited)
The accompanying unaudited Pro Forma Balance Sheet as of June 30, 1996 is presented as if the Company had owned the following properties held on December 31, 1995. The unaudited Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if the transactions, in fact, had occurred on December 31, 1995. The Pro Forma column assumes the Company used the proceeds from its offerings to acquire certain properties.



                                                                 As of June 30, 1996
                                        ------------------------------------------------------------------------------
                                        Historical    Oak Park   Paces Glen   Doctors Park  Hampton Glen
                                          Balance    Pro Forma    Pro Forma    Pro Forma     Pro Forma      Total
                                           Sheet    Adjustments  Adjustments  Adjustments   Adjustments    Pro Forma
                                         -----------------------------------------------------------------------------
ASSETS
Investment in Rental Property
   Land                                 $26,444,788      588,240   2,153,250       491,665     1,391,992  $31,069,935
   Building                             188,770,894    9,215,760   5,271,750     4,971,283    10,207,939  218,437,626
   Furniture                              2,839,132      -            -            -             -          2,839,132
                                        ------------------------------------------------------------------------------
                                        218,054,814    9,804,000   7,425,000     5,462,948    11,599,931  252,346,693
   Less accumulated depreciation         (6,959,046)     -            -            -             -         (6,959,046)
                                        ------------------------------------------------------------------------------
                                        211,095,768    9,804,000   7,425,000     5,462,948    11,599,931  245,387,647

Cash and cash equivalents                 7,961,752      -            -            -             -          7,961,752
Prepaid expenses                            561,066      -            -            -             -            561,066
Other assets                                877,668      -            -            -             -            877,668
                                         -----------------------------------------------------------------------------
                                          9,400,486      -            -            -             -          9,400,486
                                       -------------------------------------------------------------------------------
                                       $220,496,254   $9,804,000  $7,425,000    $5,462,948   $11,599,931 $254,788,133
                                       ===============================================================================

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                        $19,205,000      -            -            -             -        $19,205,000
   Accounts payable                         504,506      -            -            -             -            504,506
   Accrued expenses                       4,110,553      -            -            -             -          4,110,553
   Rents received in advance                 77,513      -            -            -             -             77,513
   Tenant security deposits               1,105,511      -            -            -             -          1,105,511
                                         ----------------------------------------------------------------------------
                                         25,003,083      -            -            -             -         25,003,083

Shareholders' equity
   Common stock                         198,300,145    9,804,000   7,425,000     5,462,948    11,599,931  232,592,024
   Deferred compensation                    (66,000)     -            -            -             -            (66,000)
   Distributions in excess of net income (2,740,974)     -            -            -             -         (2,740,974)
                                        ------------------------------------------------------------------------------
                                        195,493,171    9,804,000   7,425,000     5,462,948    11,599,931  229,785,050
                                        ------------------------------------------------------------------------------
                                       $220,496,254   $9,804,000  $7,425,000    $5,462,948   $11,599,931 $254,788,133
                                       ===============================================================================














Pro Forma Statement of Operations for the year ended December 31, 1995
(unaudited)
The accompanying unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1995, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1995, nor does it purport to represent the results of operations for future periods.



                                        Historical                    1995       Meadows    West Eagle  Ashley Park  Arbor Trace
                                       Statement of      1995      Pro Forma    Pro Forma   Pro Forma    Pro Forma    Pro Forma
                                        Operations   Acquisitions Adjustments  Adjustments Adjustments  Adjustments  Adjustments
                                        -------------------------------------------------------------------------------------------
Date of Acquisitions                             -             -        -         1/31/96      3/1/96       3/1/96       3/1/96

Revenues from rental properties         $16,300,821    $7,778,024       -       $1,080,070     $763,810   $1,706,415      $832,771
Rental expenses:
         Utilities                        1,676,938       577,495       -           94,834       43,960      100,612        89,092
         Repairs and maintenance          2,042,819     1,442,619       -          174,632      136,915      234,163       118,212
         Taxes and insurance              1,342,427       677,381       -           63,281       58,657      164,974        64,914
         Property management                896,521       -           $451,856       -            -            -             -
         Advertising                        378,089       180,896       -           17,808       18,397       19,275        19,290
         General and administrative         609,969       -            112,858       -            -            -             -
         Amortization                        30,564       -             -            -            -            -             -
         Depreciation of rental property  2,788,818       -          1,316,783       -            -            -             -
         Other                            1,283,396       542,686       -           53,425       55,189      111,254        57,869
                                          -----------------------------------------------------------------------------------------
                                         11,049,541     3,421,077    1,881,497     403,980      313,118      630,278       349,377

Income before interest income (expense)   5,251,280     4,356,947   (1,881,497)    676,090      450,692    1,076,137       483,394
Interest income                             226,555       -             -            -            -            -             -
Interest expense                           (248,120)      -             -            -            -            -             -
                                          -----------------------------------------------------------------------------------------
Net Income                               $5,229,715    $4,356,947  ($1,881,497)   $676,090     $450,692   $1,076,137      $483,394

Net income per share                          $0.64
                                              -----
Wgt. avg. number of shares outstanding    8,176,803
                                          ---------



                                       Longmeadow  Trophy Chase   Beacon Hill  Summerwalk  Willow Creek  Meadowcreek    Lexington
                                        Pro Forma     Pro Forma     Pro Forma    Pro Forma    Pro Forma     Pro Forma    Pro Forma
                                      Adjustments   Adjustments   Adjustments  Adjustments  Adjustments   Adjustments  Adjustments
                                      --------------------------------------------------------------------------------------------
Date of Acquisitions                        4/1/96        4/1/96       5/1/96        5/1/96       5/1/96       5/31/96    6/26/96

Revenues from rental properties             744,456       868,732   2,053,866       891,345    1,254,741    1,610,504      690,473
Rental expenses:
         Utilities                           37,759        87,594     145,120        69,113       91,419       77,592      124,494
         Repairs and maintenance            102,168       156,719     204,519       179,920      206,755      216,198      195,638
         Taxes and insurance                 57,047        55,321     175,329        46,988      115,859      122,234       82,172
         Property management                  -             -             -            -            -             -            -
         Advertising                         21,822        23,277      38,923        22,676       30,122       29,275       20,585
         General and administrative           -             -             -            -            -             -            -
         Amortization                         -             -             -            -            -             -            -
         Depreciation of rental property      -             -             -            -            -             -            -
         Other                               65,465        69,831     116,767        68,029       90,365       87,824       61,756
                                      ---------------------------------------------------------------------------------------------
                                            284,261       392,742     680,658       386,726      534,520      533,123      484,645

Income before interest income (expense)     460,195       475,990   1,373,208       504,619      720,221    1,077,381      205,828
Interest income                               -             -           -             -            -              -            -
Interest expense                              -             -           -             -            -              -
                                      ---------------------------------------------------------------------------------------------
Net Income                                 $460,195      $475,990  $1,373,208      $504,619     $720,221   $1,077,381     $205,828

Net income per share

Wgt. avg. number of shares outstanding



                                          Oak Park     Paces Glen     Doctors Park    Hampton Glen     1996
                                          Pro Forma     Pro Forma      Pro Forma       Pro Forma      Pro Forma       Total
                                         Adjustments   Adjustments    Adjustments     Adjustments    Adjustments    Pro Forma
                                       --------------------------------------------------------------------------------------
Date of Acquisitions                        7/1/96        7/19/96         8/1/96          8/1/96          -              -

Revenues from rental properties            2,076,569      1,160,564         873,794       1,663,279       -        $42,350,234
Rental expenses:
         Utilities                           204,822         72,111          44,488          97,514       -          3,634,957
         Repairs and maintenance             443,226        170,012         210,849         223,594       -          6,458,958
         Taxes and insurance                  98,383         86,463          80,849         107,033       -          3,399,312
         Property management                     -             -              -               -       $1,011,159     2,359,536
         Advertising                          47,984         27,373          16,286          42,853       -            954,931
         General and administrative              -             -              -               -          273,709       996,536
         Amortization                            -             -              -               -           -             30,564
         Depreciation of rental property         -             -              -               -        3,544,524     7,650,125
         Other                               143,951         82,119          48,856         128,560       -          3,067,342
                                       ---------------------------------------------------------------------------------------
                                             938,366        438,078         401,328         599,554    4,829,392    28,552,261

Income before interest income (expense)    1,138,203        722,486         472,466       1,063,725   (4,829,392)   13,797,973
Interest income                                  -              -               -               -         -            226,555
Interest expense                                 -              -               -               -       (358,044)     (606,164)
                                       ----------------------------------------------------------------------------------------
Net Income                                $1,138,203       $722,486        $472,466      $1,063,725  $(5,187,436) $ 13,418,364

Net income per share                                                                                                     $0.56
                                                                                                                         -----
Wgt. avg. number of shares outstanding                                                                              23,924,097
                                                                                                                    ----------





The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $120,988,061, a 27.5 year life and the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the properties. The Company financed part of the purchase price of certain acquisitions with short term borrowings, which were subsequently retired with proceeds of the Company's on-going best efforts offering within approximately 60 days of acquisition. The Company executed a $5,500,000 unsecured note in conjunction with the purchase of Lexington Towers. The payment terms were more favorable than the line of credit. The principal balance is due on January 1, 1999 and is prepayable at any time. The pro forma weighted average number of shares includes the number of shares necessary to provide proceeds adequate to finance the purchase price. (3) See attached for detail of 1995 acquisitions.

Pro Forma Statement of Operations for the year ended December 31, 1995
(unaudited)

The following schedule provides detail of 1995 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1995.


                                      Sterling Pointe  Breckinridge  Magnolia     Bay Watch     Hanover    Mill Creek
                                          Pro Forma     Pro Forma   Pro Forma     Pro Forma    Pro Forma    Pro Forma
                                         Adjustments   Adjustments  Adjustments  Adjustments  Adjustments  Adjustments
                                      ---------------  ------------ -----------  ----------- ------------  -----------
Date of Acquisition                        4/1/95        6/21/95      6/1/95       7/18/95      8/22/95      9/22/95

Property operations
   Revenues from rental properties          $374,940     $487,168     $429,620      $563,622    $636,160    $906,560
   Rental expenses:
           Utilities                          17,682       35,962       30,289        83,187      44,983      34,986
           Repairs and maintenance            56,047      112,044       97,415        99,880     118,199     131,318
           Taxes and insurance                38,868       45,426       46,920        32,555      47,354      92,438
           Property management                     -            -            -             -           -           -
           Advertising                        11,857       13,508        8,733        18,415      14,269      18,112
           General and administrative              -            -            -             -           -           -
           Amortization                            -            -            -             -           -           -
           Depreciation of rental property         -            -            -             -           -           -
           Other                              35,570       40,526       26,198        55,244      42,808      54,335
                                              ------       ------       ------        ------      ------      ------
                                             160,024      247,466      209,555       289,281     267,613     331,189
                                             -------      -------      -------       -------     -------     -------
Income before interest income (expense)      214,916      239,702      220,065       274,341     368,547     575,371
Interest income                                    -            -            -             -           -           -
Interest expense                                   -            -            -             -           -           -
                                              ------       ------       ------       -------     -------     -------
Net income                                  $214,916     $239,702     $220,065      $274,341    $368,547     $575,371
                                            --------     --------     --------      --------    --------     --------



                                         Glen Eagles    Sailboat   Tradewinds     Osprey         1995
                                          Pro Forma     Pro Forma   Pro Forma     Pro Forma    Pro Forma
                                         Adjustments   Adjustments  Adjustments  Adjustments  Adjustments
                                      ---------------  ------------ -----------  ----------- ------------
Date of Acquisition                        10/26/95      11/1/95      11/9/95      11/16/95

Property operations
   Revenues from rental properties        $804,873      $1,486,737     $1,350,803  $737,541    $7,778,024
   Rental expenses:
           Utilities                        31,564         116,080        102,607    80,155       577,495
           Repairs and maintenance         137,482         322,516        189,926   177,792     1,442,619
           Taxes and insurance              75,170         119,629        119,817    59,204       677,381
           Property management                   -               -              -         -             -
           Advertising                      16,163          36,868         32,962    10,009       180,896
           General and administrative            -               -              -         -             -
           Amortization                          -               -              -         -             -
           Depreciation of rental property       -               -              -         -             -
           Other                            48,490         110,604         98,888    30,023       542,686
                                          --------        --------        -------   -------     ---------
                                           308,869         705,697        544,200   357,183     3,421,077
                                            ------         -------         ------    ------       -------
Income before interest income (expense)    496,004         781,040        806,603   380,358     4,356,947
Interest income                                  -               -              -         -             -
Interest expense                                 -               -              -         -             -
                                           -------         -------        -------   -------     ---------
Net income                                $496,004        $781,040       $806,603  $380,358    $4,356,947
                                           -------         -------        -------   -------     ---------




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cornerstone Realty Income Trust, Inc.

Date: November 15, 1996             By: /s/ S.J. Olander
                                        ----------------------------------
                                          Stanley J. Olander, Jr.
                                          Chief Financial Officer of
                                          Cornerstone Realty Income
                                          Trust, Inc.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.
                   Form 8K/A for Form 8-K dated June 26, 1996

Exhibit Number           Exhibit                                    Page Number

   23.1                  Consent of Independent Auditors


   23.2                  Consent of Independent Auditors

   23.5                  Consent of Independent Auditors